UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2020

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-31940				25-1255406
(Commission File Number)				(IRS Employer Identification No.)

One North Shore Center,	12 Federal Street,	Pittsburgh,	PA	15212
(Address of Principal Executive Offices)				(Zip Code)

(800) 555-5455

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange

Depositary Shares each representing a 1/40th interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E	FNBPrE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the F.N.B. Corporation Annual Meeting held on May 13, 2020, shareholders voted on the matters set forth below.

Proposal 1 - Election of Directors

Our twelve director nominees proposed by the Board of Directors were elected to serve until the 2021 Annual Meeting by the following vote of common shareholders:

Director Nominee	For	%	Withhold	%	Broker Non-Votes
Pamela A. Bena	249,161,581	98.35%	4,191,164	1.65%	32,301,018
William B. Campbell	243,963,867	96.29%	9,388,878	3.71%	32,301,018
James D. Chiafullo	248,923,339	98.25%	4,429,406	1.75%	32,301,018
Vincent J. Delie, Jr.	242,102,031	95.56%	11,250,714	4.44%	32,301,018
Mary Jo Dively	249,425,485	98.45%	3,927,260	1.55%	32,301,018
Robert A. Hormell	244,102,731	96.35%	9,250,014	3.65%	32,301,018
David J. Malone	239,215,618	94.42%	14,137,127	5.58%	32,301,018
Frank C. Mencini	249,320,857	98.41%	4,031,888	1.59%	32,301,018
David L. Motley	244,317,435	96.43%	9,035,510	3.57%	32,301,018
Heidi A. Nicholas	249,388,779	98.44%	3,963,966	1.56%	32,301,018
John S. Stanik	244,324,592	96.44%	9,028,153	3.56%	32,301,018
William J. Strimbu	240,411,253	94.89%	12,941,492	5.11%	32,301,018

Proposal 2 - Adoption of an Amendment and Restatement of the 2007 F.N.B. Corporation Incentive Compensation Plan

For	%	Against	%	Abstain	Broker Non-Votes
242,499,971	95.97%	10,195,642	4.03%	657,132	32,301,018

Proposal 3 - Adoption of Advisory (non-binding) Resolution on Executive Compensation

The advisory (non-binding) resolution to approve the 2019 compensation of our named executive officers was approved by a vote of the common shareholders as follows:

For	%	Against	%	Abstain	Broker Non-Votes
232,594,802	92.13%	19,871,434	7.87%	866,509	32,301,018

Proposal 4 - Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2020 was approved by a vote of the common shareholders as follows:

For	%	Against	%	Abstain	Broker Non-Votes
276,961,909	97.13%	8,177,534	2.87%	514,320	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: May 15, 2020